Document and Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 20, 2012	Jul. 01, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	CTS CORP
Entity Central Index Key	0000026058
Document Type	10-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Public Float			$ 334
Entity Common Stock, Shares Outstanding		34,198,889

Consolidated Statements of Earnings/(Loss) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Earnings/(Loss) [Abstract]
Net sales	$ 588,506	$ 552,641	$ 498,982
Costs and expenses:
Cost of goods sold	478,657	432,731	400,142
Insurance recovery for business interruption - Note M	(4,082)
Selling, general and administrative expenses	71,890	72,310	67,119
Research and development expenses	19,990	18,313	14,154
Insurance recovery for property damage - Note M	(6,067)
Restructuring charges - Note O	2,878	1,444	2,243
Goodwill impairment			33,153
Operating earnings/(loss)	25,240	27,843	(17,829)
Other (expense)/income:
Interest expense	(2,119)	(1,074)	(1,878)
Interest income	1,257	385	156
Other	1,959	872	(863)
Total other income/(expense)	1,097	183	(2,585)
Earnings/(loss) before income taxes	26,337	28,026	(20,414)
Income tax expense/(benefit) - Note J	5,370	5,988	13,636
Net earnings/(loss)	$ 20,967	$ 22,038	$ (34,050)
Net earnings/(loss) per share - Note D
Basic	$ 0.61	$ 0.65	$ (1.01)
Diluted	$ 0.6	$ 0.63	$ (1.01)

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets
Cash and cash equivalents	$ 76,412	$ 73,315
Accounts receivable, less allowances (2011 - $1,100, 2010 - $1,269)	88,345	95,930
Inventories, net
Finished goods	14,697	8,594
Work-in-process	20,602	16,394
Raw materials	57,241	51,897
Total inventories, net	92,540	76,885
Current deferred tax asset - Note J	14,668	12,153
Other current assets	11,421	8,372
Total current assets	283,386	266,655
Property, plant and equipment
Land	2,240	2,221
Buildings and improvements	87,933	85,271
Machinery and equipment	236,272	235,383
Total property, plant and equipment	326,445	322,875
Accumulated depreciation	(241,585)	(244,662)
Net property, plant and equipment	84,860	78,213
Other assets
Prepaid pension asset - Note H	4,359	44,075
Goodwill - Note E	500	500
Other intangible assets, net - Note E	29,886	31,432
Deferred income taxes - Note J	76,200	59,956
Other assets	1,624	1,753
Total other assets	112,569	137,716
Total Assets	480,815	482,584
Current Liabilities
Notes payable - Note F	0	0
Accounts payable	80,468	75,384
Accrued salaries, wages and vacation	15,953	16,937
Income taxes payable	2,975	3,907
Other accrued liabilities	24,841	23,872
Total current liabilities	124,237	120,100
Long-term debt - Note G	74,400	70,000
Other long-term obligations - Notes H and J	18,881	18,234
Contingencies - Note M
Shareholders' Equity
Preferred stock - authorized 25,000,000 shares without par value; none issued
Common stock - authorized 75,000,000 shares without par value; 54,790,110 issued at December 31, 2011 and 54,517,560 shares issued at December 31, 2010	287,661	285,515
Additional contributed capital	39,161	37,775
Retained earnings	352,205	335,524
Accumulated other comprehensive loss	(115,146)	(87,555)
Total shareholder's equity before treasury	563,881	571,259
Cost of common stock held in treasury (2011 - 20,724,106 and 2010 - 20,320,759 shares - Note K)	(300,584)	(297,009)
Total shareholders' equity	263,297	274,250
Total Liabilities and Shareholders' Equity	$ 480,815	$ 482,584

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Allowance for doubtful debts	$ 1,100	$ 1,269
Preferred stock, without par value
Preferred stock, shares authorized	25,000,000	25,000,000
Preferred stock, shares issued
Common stock, without par value
Common stock, shares authorized	75,000,000	75,000,000
Common stock, shares issued	54,790,110	54,517,560
Cost of common stock held in treasury	20,724,106	20,320,759

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net earnings/(loss)	$ 20,967	$ 22,038	$ (34,050)
Adjustments to reconcile net earnings/(loss) to net cash provided by operating activities:
Depreciation and amortization	17,548	17,565	19,531
Prepaid pension asset	(9,363)	(8,935)	(8,548)
Amortization of retirement benefit adjustments - Note H	5,045	4,795	5,359
Equity-based compensation - Note I	3,746	4,035	3,555
Deferred income taxes - Note J	1,166	2,577	5,987
Goodwill impairment			33,153
Restructuring charges - Note O	2,878	1,444	2,243
Insurance recovery for business interruption and property damage - casualties	(10,149)
Insurance proceeds for business interruption and property damage other than property, plant and equipment - casualty	4,934
Changes in assets and liabilities, net of effects from acquisitions
Accounts receivable	8,345	(23,665)	24,023
Inventories	(16,131)	(21,878)	17,078
Accounts payable	3,171	22,186	(19,761)
Accrued liabilities	(6,607)	2,474	(2,843)
Income taxes payable	(876)	641	(4,284)
Other	(2,483)	(3,953)	5,153
Total adjustments	1,224	(2,714)	80,646
Net cash provided by operations	22,191	19,324	46,596
Cash flows from investing activities:
Proceeds from sale of assets	33	1,537	1,356
Capital expenditures	(15,574)	(13,271)	(6,537)
Capital expenditures to replace property, plant and equipment damaged in casualties	(4,733)
Payment for acquisitions, net of cash acquired - Note B	(2,889)
Earnout payments related to 2008 acquisition		(500)	(750)
Insurance proceeds for property, plant and equipment damaged in fire	6,767
Net cash used in investing activities	(16,396)	(12,234)	(5,931)
Cash flows from financing activities:
Borrowings of long-term debt	1,967,000	3,493,419	2,902,600
Payments of long-term debt	(1,962,600)	(3,473,819)	(2,932,700)
Borrowings of short-term notes payable	3,103	3,515	9,206
Payments of short-term notes payable	(3,103)	(3,515)	(9,206)
Purchase of treasury stock	(3,575)
Dividends paid	(4,119)	(4,089)	(4,056)
Exercise of stock options	472	131
Other	206	(89)	(438)
Net cash (used in)/provided by financing activities	(2,616)	15,553	(34,594)
Effect of exchange rate changes on cash	(82)	(495)	468
Net increase in cash and cash equivalents	3,097	22,148	6,539
Cash and cash equivalents at beginning of year	73,315	51,167	44,628
Cash and cash equivalents at end of year	76,412	73,315	51,167
Cash paid during the year for:
Interest	1,763	926	1,056
Income taxes - net	$ 4,730	$ 3,770	$ 8,480

Consolidated Statements Of Shareholders' Equity (USD $) In Thousands	Total	Common Stock	Additional Contributed Capital	Retained Earnings	Accumulated Other Comprehensive Earnings/ (Loss)	Comprehensive Earnings/ (Loss)	Treasury Stock
Beginning balance at Dec. 31, 2008	$ 277,473	$ 280,266	$ 37,148	$ 355,694	$ (98,626)	$ 0	$ (297,009)
Net earnings/(loss)	(34,050)			(34,050)		(34,050)
Cumulative translation adjustment, net of tax of $1,366 for 2009, $1,047 for 2010 and $51 for 2011	3,299				3,299	3,299
Other comprehensive income, net of tax of $1,987 for 2009, $5,136 for 2010 and $17,443 for 2011	0	0	0	0	0	0	0
Prior service costs	(252)				(252)	(252)
Unrecognized gain	2,294				2,294	2,294
Comprehensive gain (loss)						(28,709)
Cash dividends of $0.12 for 2009 and 2010 and $0.125 for 2011 per share	(4,062)			(4,062)
Issued 181,947 for 2009, 286,129 for 2010 and 213,287 for 2011 shares on vesting of restricted stock units	(365)	2,225	(2,590)
Tax cost on vesting of restricted stock units	(438)		(438)
Stock compensation	3,555		3,555
Ending balance at Dec. 31, 2009	247,454	282,491	37,675	317,582	(93,285)	0	(297,009)
Net earnings/(loss)	22,038			22,038		22,038
Cumulative translation adjustment, net of tax of $1,366 for 2009, $1,047 for 2010 and $51 for 2011	(1,715)				(1,715)	(1,715)
Other comprehensive income, net of tax of $1,987 for 2009, $5,136 for 2010 and $17,443 for 2011	0	0	0	0	0	0	0
Prior service costs	476				476	476
Unrecognized gain	6,969				6,969	6,969
Comprehensive gain (loss)						27,768
Cash dividends of $0.12 for 2009 and 2010 and $0.125 for 2011 per share	(4,096)			(4,096)
Issued 17,500 shares for 2010 and 59,263 shares for 2011 on vesting of stock option - net	131	131
Issued 181,947 for 2009, 286,129 for 2010 and 213,287 for 2011 shares on vesting of restricted stock units	(992)	2,893	(3,885)
Tax cost on vesting of restricted stock units	(50)		(50)
Stock compensation	4,035		4,035
Ending balance at Dec. 31, 2010	274,250	285,515	37,775	335,524	(87,555)	0	(297,009)
Net earnings/(loss)	20,967			20,967		20,967
Cumulative translation adjustment, net of tax of $1,366 for 2009, $1,047 for 2010 and $51 for 2011	(251)				(251)	(251)
Other comprehensive income, net of tax of $1,987 for 2009, $5,136 for 2010 and $17,443 for 2011	0	0	0	0	0	0	0
Prior service costs	372				372	372
Unrecognized gain	(27,712)				(27,712)	(27,712)
Comprehensive gain (loss)						(6,624)
Cash dividends of $0.12 for 2009 and 2010 and $0.125 for 2011 per share	(4,286)			(4,286)
Issued 17,500 shares for 2010 and 59,263 shares for 2011 on vesting of stock option - net	472	472
Issued 181,947 for 2009, 286,129 for 2010 and 213,287 for 2011 shares on vesting of restricted stock units	(892)	1,674	(2,566)
Acquired 403,347 shares for treasury stock	(3,575)						(3,575)
Tax benefit on vesting of restricted stock units	206		206
Stock compensation	3,746		3,746
Ending balance at Dec. 31, 2011	$ 263,297	$ 287,661	$ 39,161	$ 352,205	$ (115,146)	$ 0	$ (300,584)

Consolidated Statements Of Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cumulative translation adjustment, tax	$ 51	$ 1,047	$ 1,366
Other comprehensive income, tax	17,443	5,136	1,987
Cash dividends	$ 0.125	$ 0.12	$ 0.12
Restricted stock issued	213,287	286,129	181,947
Shares, stock options exercised	59,263	17,500
Treasury stock acquired	403,347
Common Stock
Restricted stock issued	213,287	286,129	181,947
Shares, stock options exercised	59,263	17,500
Additional Contributed Capital
Restricted stock issued	213,287	286,129	181,947
Retained Earnings
Cash dividends	$ 0.125	$ 0.12	$ 0.12
Accumulated Other Comprehensive Earnings/ (Loss)
Cumulative translation adjustment, tax	51	1,047	1,366
Comprehensive Earnings/ (Loss)
Cumulative translation adjustment, tax	$ 51	$ 1,047	$ 1,366
Treasury Stock
Treasury stock acquired	403,347

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE A — Summary of Significant Accounting Policies

Business: CTS Corporation (“CTS” or the “Company”) is a global manufacturer of electronic components and sensors and a supplier of electronic manufacturing services. The Company designs, manufactures, assembles, and sells a broad line of electronic components and sensors and provides electronic manufacturing services primarily to original equipment manufacturers (“OEMs”). CTS operates manufacturing facilities located throughout North America, Asia and Europe and services major markets globally.

Principles of Consolidation: The consolidated financial statements include the accounts of CTS and its wholly-owned subsidiaries. Refer to Note B, “Acquisitions,” for a discussion of the acquisitions made by CTS. All significant intercompany accounts and transactions have been eliminated.

Use of Estimates: The preparation of financial statements in conformity within the accounting principles generally accepted in the United States of America (“U.S”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

Foreign Currencies: The financial statements of CTS’ non-U.S. subsidiaries, except the United Kingdom (“U.K.”) subsidiary, are remeasured into U.S. dollars using the U.S. dollar as the functional currency with all remeasurement adjustments included in the determination of net earnings/(loss). CTS’ Consolidated Statements of Earnings/(Loss) include approximately $1.6 million of foreign currency gain for the year ended December 31, 2011, $0.7 million of foreign currency gain for the year ended December 31, 2010 and $1.1 million of foreign currency loss for the year ended December 31, 2009.

The assets and liabilities of CTS’ U.K. subsidiary are translated into U.S. dollars at the current exchange rate at period end, with resulting translation adjustments made directly to the “accumulated other comprehensive earnings/(loss)” component of shareholders’ equity. Statement of earnings/(loss) accounts are translated at the average rates during the period.

Comprehensive Earnings/(Loss): The components of comprehensive earnings/(loss) for CTS include foreign currency translation adjustments, unrecognized pension gains/(losses) and prior service costs, and net earnings/(loss), and are reported within the Consolidated Statements of Shareholders’ Equity in the columns titled “Comprehensive Earnings/(Loss)” and “Accumulated Other Comprehensive Earnings/(Loss).”

The table below shows the components of accumulated other comprehensive earnings/(loss) at December 31:

($ in thousands)	2011	2010

Accumulated translation, net of tax	$(90)	$161
Unrecognized amounts relating to benefit plans, net of tax:
Net loss	(114,010)	(86,298)
Prior service costs	(1,046)	(1,418)

Accumulated other comprehensive loss	$(115,146)	$(87,555)

Revenue Recognition: Substantially all of CTS’ revenues are from product sales. CTS recognizes revenue from product sales when title transfers, the risks and rewards of ownership have been transferred to the customer, the sales price is fixed or determinable and collection of the related receivable is probable, which is generally at the time of shipment. The Company has agreements with certain distributors that provide limited rights of return within a limited time and protection against price reductions initiated by the Company. The effect of these programs is estimated based on historical experience and current economic conditions and provisions are recorded at the time of shipment. CTS customers typically have a right to return products that they consider to be defective. Revenue is recorded net of estimated returns of products, based on management’s analysis of historical returns, current economic trends and changes in customer demands. All fees billed to the customer for shipping and handling is classified as a component of net sales. All costs associated with shipping and handling is classified as a component of cost of sales. Provisions for returns and other adjustments are provided for in the same period the related sales are recorded based on experience and other relevant factors. CTS classifies sales taxes on a net basis in its consolidated financial statements.

Concentration of Credit Risk: Cash and cash equivalents are maintained in demand deposits, AAA money market mutual funds and U.S. government securities with several major financial institutions. Deposits with these banks exceed the amount of insurance provided on such deposits; however, the deposits typically may be redeemed upon demand and, therefore, bear minimal risk.

Trade receivables subject CTS to the potential for credit risk with major customers. CTS sells its products to customers principally in the automotive, communications, computer, medical, industrial, and defense and aerospace markets, primarily in North America, Europe, and Asia. CTS performs ongoing credit evaluations of its customers to minimize credit risk. CTS does not require collateral. The allowance for doubtful accounts is based on management’s estimates of the collectability of its accounts receivable after analyzing historical bad debts, customer concentrations, customer credit worthiness, and current economic trends. Uncollectible trade receivables are charged against the allowance for doubtful accounts when all reasonable efforts to collect the amounts due have been exhausted. Sales to any customer did not exceed 10% of total net sales for the years ended December 31, 2011, December 31, 2010 and December 31, 2009. Significant sales to a single customer expose CTS to a concentration of credit risk. Management, however, believes the likelihood of incurring material losses due to concentration of credit risk is remote.

Research and Development: Research and development costs include expenditures for planned search and investigation aimed at discovery of new knowledge to be used to develop new products or processes or to significantly enhance existing products or production processes. Research and development costs also include the implementation of the new knowledge through design, testing of product alternatives or construction of prototypes. CTS expenses all research and development costs as incurred.

Earnings/(Loss) Per Share: Basic earnings/(loss) per share excludes any dilution and is computed by dividing net earnings/(loss) available to common shareholders by the weighted-average number of common shares outstanding for the period.

Diluted earnings/(loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock resulted in the issuance of common stock that shared in CTS’ earnings. Diluted earnings/(loss) per share is calculated by adding all potentially dilutive shares to the weighted average number of common shares outstanding for the numerator. If the common stock equivalents have an anti-dilutive effect, they are excluded from the computation of diluted earnings/(loss) per share. Refer also to Note D, “Earnings/(Loss) Per Share.”

Equity-Based Compensation: CTS recognizes expense related to the fair value of equity-based compensation awards in the Consolidated Statements of Earnings/(Loss). CTS had stock options and restricted stock units outstanding at December 31, 2011. Refer to Note I, “Equity-Based Compensation,” for further discussion.

The Company estimates the fair value of stock option awards on the date of grant using the Black-Scholes option-pricing model. A number of assumptions are used by the Black-Scholes option-pricing model to compute the grant date fair value, including expected price volatility, option term, risk-free interest rate, and dividend yield. These assumptions are established at each grant date based upon current information at that time. Expected volatilities are based on historical volatilities of the Company’s stock. The expected option term is derived from historical data on exercise behavior. Different expected option terms result from different groups of employees exhibiting different behavior. The dividend yield is based on historical dividend payments. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant. The fair value of awards that are ultimately expected to vest is recognized as expense over the requisite service periods in the Consolidated Statements of Earnings/(Loss).

The grant date fair values of our service-based and our performance-based restricted stock units (“RSUs”) are the closing prices of our stock on the date of grant. The grant date fair value of our market-based RSU is determined by using a simulation or Monte Carlo approach. Under this approach, stock returns from comparator group companies are simulated over the performance period, considering both stock returns volatility and the correlation of returns. The simulated results are then used to estimate the future payout based on the performance/payout relationship established by the conditions of the award. The future payout is discounted to the measurement date using the risk-free interest rate.

Both CTS’ stock options and restricted stock units primarily have a graded-vesting schedule. CTS recognizes expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.

Cash and Cash Equivalents: CTS considers all highly liquid investments with maturities of three months or less from the purchase date to be cash equivalents. Cash includes cash held in domestic and foreign bank accounts. Deposits with these banks exceed the amount of insurance provided on such deposits; however, the deposits typically may be redeemed upon demand and, therefore, bear minimal risk.

Inventories: Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Income Taxes: Deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, CTS considers tax regulations of the jurisdictions in which the Company operates, estimates of future taxable income and available tax planning strategies. If tax regulations, operating results or the ability to implement tax planning and strategies vary, adjustments to the carrying value of deferred tax assets and liabilities may be required. Valuation allowances are recorded related to deferred tax assets based on a “more likely than not” criteria.

The Company recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the “more likely than not” threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. Refer to Note J, “Income Taxes.”

Property, Plant and Equipment: Property, plant and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Depreciation on leasehold improvements is computed over the shorter of the useful lives of the improvements or the lease term. Useful lives for buildings and improvements range from 10 to 45 years. Machinery and equipment useful lives range from three to eight years. Amounts expended for maintenance and repairs are charged to expense as incurred. Upon disposition, any related gains or losses are included in operating earnings. Depreciation expense was $14.9 million, $15.1 million and $16.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

CTS assesses the carrying value of long-lived assets and the remaining useful lives whenever events or changes in circumstances indicate an impairment may have occurred. If the undiscounted future cash flows expected to result from the use of the related assets are less than the carrying value of such assets, an impairment charge may be required to reduce the carrying value of the long-lived assets to fair value. Refer to Note C, “Fair Value Measurements,” for further discussion.

Retirement Plans: CTS has various defined benefit and defined contribution retirement plans. CTS’ policy is to annually fund the defined benefit pension plans at or above the minimum required by law. CTS (1) recognizes the funded status of a benefit plan (measured as the difference between plan assets at fair value and the benefit obligation) in the Company’s statement of financial position; (2) recognizes the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit/cost as a component of other comprehensive income; and (3) measures defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position. Refer to Note H, “Retirement Plans.”

Goodwill and Other Intangible Assets: CTS does not amortize goodwill, but tests it for impairment annually using a fair value approach at the reporting unit level. A reporting unit is the operating segment, or a business one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by senior management. However, components are aggregated as a single reporting unit if they have similar economic characteristics. During the first quarter of 2009, CTS’ market capitalization dropped below the net book value of its equity, thus creating a triggering event. This difference was considered while determining if any goodwill impairment exists. The Company completed its impairment analysis during the first quarter of 2009, and determined that goodwill was impaired at the end of the first quarter of 2009. Accordingly, the Company wrote-off approximately $33.2 million of goodwill related to CTS’ prior acquisitions in the first quarter of 2009. The impairment charge is reported as part of consolidated operating earnings/(loss). CTS had approximately $0.5 million of goodwill at December 31, 2011 and 2010, respectively.

Generally, CTS amortizes the cost of other finite-lived intangibles over a straight-line basis using their estimated useful lives except for the cost of intangibles acquired in the Tusonix, Inc. (“Tusonix”), Orion Manufacturing Inc. (“Orion”) and Fordahl S.A. (“Fordahl”) acquisitions, which are amortized using a double-declining balance method over their estimated useful lives. CTS assesses useful lives based on the period over which the asset is expected to contribute to CTS’ cash flows. CTS reviews the carrying value of its intangible assets whenever events or changes in circumstances indicate an impairment may have occurred. If impaired, the asset is written down to fair value based on either discounted cash flows or appraised values. Refer to Note E, “Intangible Assets,” and Note C, “Fair Value Measurements,” for further discussion.

Financial Instruments: CTS’ financial instruments consist primarily of cash, cash equivalents, trade receivables and payables, and obligations under short-term notes payable and long-term debt. CTS’ long-term debt consists of a revolving credit agreement. The carrying values for cash and cash equivalents, and trade receivables and payables and short-term notes payable approximate fair value based on the short-term maturities of these instruments. CTS estimated the fair value of its long-term debt to be $74.4 million, which approximates its carrying value. There is a ready market for CTS’ revolving credit debt and is classified within Level 2 of the fair value hierarchy as the market is not deemed to be active. Refer to Note C, “Fair Value Measurements,” for further discussion.

Amortization of Debt Issue Costs: CTS had debt issue costs related to the Company’s long-term debt that are being amortized using the straight-line method over the life of the debt or, for convertible debt, the period until the debt is first convertible into common stock. Amortization expense totaled $0.2 million in 2011, $0.1 million in 2010, and $0.2 million in 2009 and is included in interest expense in the accompanying Consolidated Statements of Earnings/(Loss).

Treasury Stock: CTS uses the cost method to account for its common stock repurchases. CTS purchased 403,347 shares of its common stock for approximately $3.6 million in the aggregate in 2011. No purchases were made during 2010. Refer to Note K, “Treasury Stock,” for further discussion.

Reclassifications: Certain reclassifications have been made for the periods presented in the consolidated financial statements to conform to the classifications adopted in 2011.

Recent Accounting Pronouncements

Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 amends Accounting Standards Codification Topic 820, “Fair Value Measurements” (“ASC 820”) by: (1) clarifying that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of non-financial assets; (2) allowing a reporting entity to measure the fair value of the net asset or net liability position in a manner consistent with how market participants would price the net risk position, if certain criteria are met; (3) providing a framework for considering whether a premium or discount can be applied in a fair value measurement; (4) providing that the fair value of an instrument classified in a reporting entity’s shareholders’ equity is estimated from the perspective of a market participant that holds the identical item as an asset; and (5) expanding the qualitative and quantitative fair value disclosure requirements. The expanded disclosures include, for Level 3 items, a description of the valuation process and a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-4 also requires disclosures about the highest-and-best-use of a non-financial asset when this use differs from the asset’s current use and the reasons for such a difference. In addition, this ASU amends Accounting Standards Codification 820, “Fair Value Measurements,” to require disclosures to include any transfers between Level 1 and Level 2 of the fair value hierarchy. These amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The amendments of ASU 2011-04, when adopted, are not expected to have a material impact on CTS’ consolidated financial statements.

ASU No. 2011-05, “Presentation of Comprehensive Income”

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”). ASU 2011-05 requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. Under the two-statement approach, the first statement would include components of net income, and the second statement would include components of other comprehensive income. This ASU does not change the items that must be reported in other comprehensive income. These provisions are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The provisions of ASU 2011-05, when adopted, are not expected to have a material impact on CTS’ consolidated financial statements.

ASU No. 2011-08, “Testing Goodwill for Impairment”

In September 2011, the FASB issued ASU No. 2011-08, “Testing Goodwill for Impairment” (“ASU 2011-08”) to simplify how both public and non-public entities test goodwill for impairment. The amended guidance gives entities the option to qualitatively assess whether the two-step goodwill impairment test under Accounting Standards Codification Topic 350-20, “Intangibles — Goodwill and Other — Goodwill” (“ASC 350-20”) must be performed. Under ASU 2011-08, entities can assess whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If entities elect to perform the qualitative assessment and determine that it is not more than likely than not that the reporting unit’s fair value is less than the carrying amount, no further evaluation is necessary. However, if entities choose not to perform the qualitative assessment or determines through the qualitative assessment that the reporting unit’s fair value is more likely than not less than its carrying amount, then entities would perform Step 1 of the goodwill impairment test under ASC 350-20. These provisions are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years, although early adoption is permitted. The provisions of ASU 2011-08, when adopted, are not expected to have a material impact on CTS’ consolidated financial statements.

ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU Update No. 2011-05”

In December 2011, the FASB issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of items Out of Accumulated Other Comprehensive Income in ASU Update No. 2011-05” (“ASU 2011-12”), that defers certain provisions of ASU 2011-05. One of ASU 2011-05’s provisions required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented. Accordingly, this provision is indefinitely deferred by ASU 2011-12. The provisions of ASU 2011-12 are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. These provisions, when adopted are not expected to have a material impact on CTS’ financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

NOTE B — Acquisitions

In January 2011, CTS acquired certain assets and assumed certain liabilities of Fordahl SA, a privately held company located in Brugg, Switzerland. This business was acquired for approximately $2.9 million, net of cash acquired. The assets acquired include inventory, accounts receivable, leasehold improvements, machinery and equipment, and certain intangible assets.

The Fordahl SA product line includes high-performance temperature compensated crystal oscillators and voltage controlled crystal oscillators. This product line expanded CTS’ frequency product portfolio from clock and crystals to highly-engineered precision ovenized oscillators. This acquisition added new customers and opened up new market opportunities for CTS.

The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at the date of acquisition:

Estimated Fair Values
($ in thousands)	At January 24, 2011

Current assets	$2,298
Property, plant and equipment	2,141
Amortizable intangible assets	1,060

Fair value of assets acquired, including $59 cash acquired	5,499
Less fair value of liabilities acquired	(2,551)

Net assets acquired	2,948
Cash acquired	59

Net cash paid	$2,889

Under the terms of the purchase agreement, CTS may pay a contingent earn out of up to $0.9 million in cash, based on the achievement of certain financial targets in 2011 through 2013. The fair value of this earn out contingency approximates $0.4 million, and was recorded as a liability at the acquisition date. However, subsequent to the acquisition date, it was determined that the fair value of the earn-out contingency was impaired and consequently, CTS reduced the earn-out contingency by approximately $0.3 million as the achievement of certain financial targets is not expected to be met.

The Fordahl acquisition is accounted for using the acquisition method of accounting whereby the total purchase price will be allocated to tangible and intangible assets based on the fair market values on the date of acquisition. CTS determined the purchase price allocations on the acquisition based on estimates of the fair values of the assets acquired and liabilities assumed. CTS finalized the purchase price allocation at December 31, 2011. The land and building, machinery and equipment and intangible assets are classified as Level 3 under the fair value hierarchy. The pro forma effect of this acquisition is not material to CTS’ results of operations or financial position.

In January 2012, CTS acquired 100% of the common stock of Valpey-Fisher Corporation (“Valpey-Fisher”), a publicly held company located in Hopkinton, Massachusetts for approximately $18.3 million. Valpey-Fisher is a recognized technology leader in the design and manufacture of precision frequency crystal oscillators. This acquisition will expand CTS’ technology, and bring strong engineering capabilities and management leadership to support the Company’s strategic initiatives in CTS’ Component and Sensors’ segment.

The Valpey-Fisher acquisition will be accounted for using the acquisition method of accounting whereby the total purchase price will be allocated to tangible and intangible assets and liabilities based on the fair market values on the date of acquisition. CTS will determine the purchase price allocations on the acquisition based on estimates of the fair values of the assets acquired and liabilities assumed. These allocations are expected to be finalized by the end of 2012.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

NOTE C — Fair Value Measurements

Goodwill represents the excess of the cost of businesses acquired over the fair value of the assets acquired and liabilities assumed. CTS does not amortize goodwill, but tests it for impairment annually using a fair value approach at the reporting unit level. A reporting unit is the operating segment, or a business one level below that operating segment or the component level if discrete financial information is prepared and regularly reviewed by senior management. However, components are aggregated as a single reporting unit if they have similar economic characteristics.

Generally accepted accounting principles stipulate that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below the carrying amount. A two-step method is used to measure the amount of an impairment loss. The first step requires the Company to determine the fair value of the reporting unit and compare that fair value to the net book value of the reporting unit. The fair value of the reporting unit is determined using various valuation techniques, including a discounted cash flow analysis (an income approach) and a market approach which uses current industry information. The second step requires the Company to determine the implied fair value of goodwill and measure the impairment loss as the difference between the book value of the goodwill and the implied fair value of the goodwill. The implied fair value of goodwill must be determined in the same manner as if CTS had acquired those reporting units.

In light of a decline in CTS’ market capitalization in the first quarter of 2009, CTS determined that an interim impairment test was necessary at the end of the first quarter of 2009 for both of its reporting units, Components and Sensors and EMS. After completing step one of the prescribed test, CTS determined that the estimated fair values of both reporting units were less than their book values on March 29, 2009. CTS performed the step two test and concluded that the reporting units’ goodwill were impaired. As a result, an impairment loss of $33.2 million was recorded in the first quarter of 2009. Of the $33.2 million impairment loss, $2.4 million was related to the Components and Sensors reporting unit and $30.8 million was related to the EMS reporting unit. This non-cash goodwill impairment has no impact on CTS’ debt covenants.

The table below summarizes the non-financial assets that were measured and recorded at fair value on a non-recurring basis as of December 31, 2011 and the losses recorded during the period ended December 31, 2011 on those assets:

($ in thousands) Description	Carrying Value at December 31, 2011	Quoted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2011
Goodwill	$500	$—	$—	$500	$—
Intangible assets, other than goodwill	$29,886	$—	$—	$29,886	—
Long-lived assets(a), (b)	$84,860	$—	$—	$84,860	—

					$—

(a)	In 2011, a fire occurred at CTS’ Scotland EMS manufacturing facility that damaged approximately $0.2 million of machinery and equipment. As indicated in Note M, “Contingencies,” CTS has property insurance coverage that was adequate to cover the damage to the Company’s property. Consequently, the loss was recorded to an insurance receivable and was subsequently reimbursed by the insurance carrier. See Note M, “Contingencies,” for further discussion on this topic.

(b)	In 2011, a flood occurred at the Company’s Thailand EMS manufacturing facility. Based on preliminary estimates, the flood damaged approximately $0.5 million of long-lived assets. As indicated in Note M, “Contingencies,” CTS has a local property insurance coverage and a secondary global policy that will cover the costs not covered by the global policy. The local insurance carrier has indicated that it will reimburse CTS for the maximum amount of coverage, which CTS believes is adequate to cover the property damage sustained in the flood. Consequently, CTS recorded the property damage to an insurance receivable. See Note M, “Contingencies,” for further discussion on this topic.

The fair value of these assets were measured and recorded using an income approach. Projected future cash flows related to these assets were used under this approach to determine their fair values.

The following table reconciles the beginning and ending balances of CTS’ goodwill for the periods ended December 31, 2011 and December 31, 2010:

($ in thousands)	Total

Balance at January 1, 2010	$500
2010 activity	—

Balance at December 31, 2010	500
2011 activity	—

Balance at December 31, 2011	$500

See Note E, “Intangible Assets,” for further discussion.

The following table reconciles the beginning and ending balances of CTS’ intangible assets, other than goodwill for the periods ended December 31, 2011 and December 31, 2010:

($ in thousands)	Total

Balance at January 1, 2010	$33,938
2010 amortization expense	(2,506)

Balance at December 31, 2010	31,432
2011 addition — Note B, “Acquisitions”	1,060
2011 amortization expense	(2,606)

Balance at December 31, 2011	$29,886

See Note E, “Intangible Assets,” for further discussion.

The following table reconciles the beginning and ending balances of CTS’ long-lived assets for the periods ended December 31, 2011 and December 31, 2010:

($ in thousands)	Total

Balance at January 1, 2010	$81,120
Capital expenditures	13,271
Depreciation expense	(15,059)
Disposals and write-offs	(830)
Foreign exchange impact and other	(289)

Balance at December 31, 2010	78,213
Capital expenditures	15,574
Capital expenditures to replace property, plant & equipment damaged in Scotland fire	4,733
Fixed assets acquired in Fordahl acquisition — Note B	2,141
Depreciation expense	(14,942)
Fixed assets written off due to Thailand flood	(427)
Disposals and write-offs	(223)
Foreign exchange impact and other	(209)

Balance at December 31, 2011	$84,860

The table below summarizes the financial liability that was measured at carrying value, which approximates fair value on a recurring basis as of December 31 2011:

($ in thousands) Description	Carrying Value at December 31, 2011	Quoted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2011
Long-term debt	$74,400	$—	$74,400	$—	$—

The fair value of long-term debt was measured and recorded using a market approach, which uses current industry information.

Earnings/(Loss) Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings/(Loss) Per Share

NOTE D — Earnings/(Loss) Per Share

The table below provides a reconciliation of the numerator and denominator of the basic and diluted earnings/(loss) per share (“EPS”) computations. Basic earnings/(loss) per share is calculated using the weighted average number of common shares outstanding as the denominator and net earnings/(loss) as the numerator. Diluted earnings/(loss) per share is calculated by adding all potentially dilutive shares to the weighted average number of common shares outstanding for the numerator. All anti-dilutive shares are excluded from the computation of diluted earnings/(loss) per share.

The calculations below provide net earnings/(loss), average common shares outstanding, and the resultant earnings/(loss) per share for both basic and diluted EPS for the years ended December 31, 2011, 2010, and 2009.

($ in thousands, except per share amounts)	Net Earnings (Numerator)	Shares (In thousands) (Denominator)	Per Share Amount

2011
Basic EPS	$20,967	34,321	$0.61
Effect of dilutive securities:
Equity-based compensation plans	—	685

Diluted EPS	$20,967	35,006	$0.60

2010
Basic EPS	$22,038	34,090	$0.65
Effect of dilutive securities:
Equity-based compensation plans	—	759	—

Diluted EPS	$22,038	34,849	$0.63

2009
Basic EPS	$(34,050)	33,823	$(1.01)
Effect of dilutive securities:
Equity-based compensation plans	—	—	—

Diluted EPS	$(34,050)	33,823	$(1.01)

The following table shows the securities that could potentially dilute EPS in the future, but have been excluded from the 2011, 2010, and 2009 diluted earnings/(loss) per share calculations because they are either anti-dilutive or the exercise price exceeds the average market price.

	Year ended December 31,
(Number of shares in thousands)	2011	2010	2009

Stock options	539	587	1,179
Restricted stock units	—	—	1,103
Securities related to the subordinated convertible debt	—	—	738

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

NOTE E—Intangible Assets

CTS has the following intangible assets as of December 31:

	2011		2010

($ in thousands)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization

Amortized intangible assets:
Customer lists/relationships	$51,424	$(22,390)	$51,084	$(19,999)
Patents	10,319	(10,319)	10,319	(10,319)
Other intangibles	1,220	(368)	500	(153)

Total	62,963	(33,077)	61,903	(30,471)
Goodwill	500	—	500	—

Total net intangible assets	$63,463	$(33,077)	$62,403	$(30,471)

Of the total net intangible assets at December 31, 2011, $24.0 million relates to the Components and Sensors segment and $6.4 million relates to the EMS segment. Of the total net intangible assets at December 31, 2010, $24.6 million relates to the Components and Sensors segment and $7.3 million relates to the EMS segment. The goodwill at December 31, 2011 and December 31, 2010 relates to the EMS segment.

CTS recorded amortization expense of $2.6 million, $2.5 million, and $3.0 million for the years ended December 31, 2011, 2010, and 2009, respectively. The weighted average remaining amortization period for the amortizable intangible assets is 14.2 years. CTS estimates annual amortization expense of $2.6 million in years 2012-2013, $2.5 million in years 2014-2015, $2.4 million in 2016 and $17.3 million thereafter.

Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable

NOTE F — Notes Payable

CTS had line of credit arrangements of $13.7 million and $20.8 million at December 31, 2011 and 2010, respectively. No amount was outstanding at December 31, 2011 and 2010. These arrangements are generally subject to annual renewal and renegotiation, have no financial covenants, and may be withdrawn at the banks’ option. The majority of the line of credit arrangements at December 31, 2011 are unsecured. However, one line of credit for $0.7 million is secured by the land and building in Thailand. The weighted-average interest rate, computed by relating interest expense to average daily short-term borrowings, was 2.28% in 2011 and 1.78% in 2010.

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

NOTE G — Debt

On January 10, 2012, CTS amended its November 18, 2010 unsecured revolving credit agreement. This amendment provided for an increase in the revolving credit facility to $200 million and increased the accordion feature, whereby CTS can expand the facility to $300 million, subject to participating banks’ approval. Additionally, among other covenants, the amendment reduced the applicable margin by 25 basis points, increased the total consideration the company may pay for non-U.S. based acquisitions, and extended the term of the credit agreement through January 10, 2017.

Long-term debt was comprised of the following at December 31:

($ in thousands)	2011	2010

Revolving credit agreement, weighted-average interest rate of 1.9% (2011) and 1.1% (2010), due in 2015	$74,400	$70,000
Less current maturities	—	—

Total long-term debt	$74,400	$70,000

On November 18, 2010, CTS entered into a $150 million, unsecured revolving credit agreement. Under the terms of the revolving credit agreement, CTS can expand the credit facility to $200 million, subject to participating banks’ approval. There was $74.4 million and $70.0 million outstanding under the revolving credit agreement at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, CTS has $72.8 million and $77.2 million, respectively, available under this agreement, net of standby letters of credit of $2.8 million. Interest rates on the revolving credit agreement fluctuate based upon the London Interbank Offered Rate and the Company’s quarterly total leverage ratio. CTS pays a commitment fee on the undrawn portion of the revolving credit agreement. The commitment fee varies based on the quarterly leverage ratio and was 0.375 percent per annum at December 31, 2011. The revolving credit agreement requires, among other things, that CTS comply with a maximum total leverage ratio and a minimum fixed charge coverage ratio. Failure of CTS to comply with these covenants could reduce the borrowing availability under the revolving credit agreement. CTS was in compliance with all debt covenants at December 31, 2011. The revolving credit agreement requires CTS to deliver quarterly financial statements, annual financial statements, auditors certifications and compliance certificates within a specified number of days after the end of a quarter and year. Additionally, the revolving agreement contains restrictions limiting CTS’ ability to: dispose of assets; incur certain additional debt; repay other debt or amend subordinated debt instruments; create liens on assets; make investments, loans or advances; make acquisitions or engage in mergers or consolidations; engage in certain transactions with CTS’ subsidiaries and affiliates; and make stock repurchases and dividend payments. The revolving credit agreement was scheduled to expire in November 2015.

Retirement Plans	12 Months Ended
Dec. 31, 2011
Retirement Plans [Abstract]
Retirement Plans

NOTE H — Retirement Plans

Defined Benefit and Other Postretirement Benefit Plans

CTS has a number of noncontributory defined benefit pension plans (“Pension Plans”) covering approximately 11% of its active employees. Pension Plans covering salaried employees provide pension benefits that are based on the employees´ years of service and compensation prior to retirement. Pension Plans covering hourly employees generally provide benefits of stated amounts for each year of service.

CTS provides postretirement life insurance benefits for certain retired employees. Domestic employees who were hired prior to 1982 and certain domestic union employees are eligible for life insurance benefits upon retirement. CTS funds life insurance benefits through term life insurance policies and intends to continue funding all of the premiums on a pay-as-you-go basis.

The Company recognizes the funded status of a benefit plan in its statement of financial position. The funded status is measured as the difference between plan assets at fair value and the benefit obligation. The Company also recognizes, as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit/cost.

The measurement date for the Pension Plans and other postretirement plan assets and benefit obligations was December 31, 2011 and 2010. The following table provides a reconciliation of benefit obligation, plan assets, and the funded status of the Pension Plans and other postretirement benefit plan at that measurement date.

	Pension Plans		Other Postretirement Benefit Plan
($ in thousands)	2011	2010	2011	2010

Accumulated benefit obligation	$258,084	$238,395	$5,365	$5,395

Change in projected benefit obligation:
Projected benefit obligation at January 1	$244,780	$239,063	$5,395	$5,350
Service cost	2,890	2,983	15	14
Interest cost	12,844	13,277	287	300
Plan amendment and other	(198)	19	—	—
Actuarial loss/(gain)	21,266	3,385	(141)	(75)
Benefits paid	(13,673)	(13,947)	(190)	(194)

Projected benefit obligation at December 31	$267,909	$244,780	$5,366	$5,395

Change in plan assets:
Assets at fair value at January 1	$277,524	$253,741	$—	$—
Actual return on assets	(5,245)	35,301	—	—
Company contributions	1,642	2,512	190	194
Benefits paid	(13,673)	(13,947)	(190)	(194)
Other	(142)	(83)	—	—

Assets at fair value at December 31	$260,106	$277,524	$—	$—

Funded status (plan assets less projected benefit obligations)	$(7,803)	$32,744	$(5,366)	$(5,395)

The components of the prepaid (accrued) cost, net are classified in the following lines in the Consolidated Balance Sheets at December 31:

	Pension Plans		Other Postretirement Benefit Plan
($ in thousands)	2011	2010	2011	2010

Prepaid pension asset	$4,359	$44,075	$—	$—
Other accrued liabilities	(3,761)	(2,069)	(355)	(374)
Other long-term obligations	(8,401)	(9,262)	(5,011)	(5,021)

	$(7,803)	$32,744	$(5,366)	$(5,395)

CTS has also recorded the following amounts to Accumulated Other Comprehensive loss at December 31, 2011:

	Pension Plans			Other Postretirement Benefit Plan
($ in thousands)	Unrecognized Loss	Prior Service Cost	Total	Unrecognized Loss/(Gain)	Prior Service Cost	Total

Balance at January 1, 2011	$86,638	$1,418	$88,056	$(340)	$—	$(340)
Amortization of retirement benefits, net of tax	(2,749)	(372)	(3,121)	3	—	3
Reclassification adjustments, net of tax	30,544	—	30,544	(86)	—	(86)

Balance at December 31, 2011	$114,433	$1,046	$115,479	$(423)	$—	$(423)

CTS expects to recognize, on a pre-tax basis, approximately $6.3 million of losses and $0.6 million of prior service costs in 2012 related to its Pension Plans. CTS does not expect to recognize any significant amounts of the Other Postretirement Benefit Plan unrecognized amounts in 2012.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for those Pension Plans with accumulated benefit obligation in excess of fair value of plan assets at December 31 is shown below:

($ in thousands)	2011	2010

Projected benefit obligation	$23,638	$22,336
Accumulated benefit obligation	19,018	20,331
Fair value of plan assets	11,476	11,004

Net pension (income)/postretirement expense for the years ended in December 31 include the following components:

	Pension Plans			Other Postretirement Benefit Plan
($ in thousands)	2011	2010	2009	2011	2010	2009

Service cost	$2,890	$2,983	$3,130	$15	$14	$11
Interest cost	12,844	13,277	13,699	287	300	314
Expected return on plan assets (1)	(24,238)	(24,337)	(24,413)	—	—	—
Amortization of unrecognized:
Prior service cost	611	816	504	—	—	—
Loss/(gain)	4,439	3,979	4,855	(5)	—	—
Actuarial (gain)/loss	—	—	—	—	—	(102)
Additional cost due to early retirement	670	234	—	—	—	—

Net (income)/expense	$(2,784)	$(3,048)	$(2,225)	$297	$314	$223

Weighted-average actuarial assumptions (2)
Benefit obligation assumptions:
Discount rate	4.86%	5.44%	5.77%	4.91%	5.51%	5.80%
Rate of compensation increase	2.88%	3.98%	4.02%	—%	—%	—%
Pension income/postretirement Expense assumptions:
Discount rate	5.45%	5.77%	6.83%	5.51%	5.80%	6.90%
Expected return on plan assets (1)	8.28%	8.37%	8.42%	—%	—%	—%
Rate of compensation increase	4.00%	3.98%	4.02%	—%	—%	—%

(1)	Expected return on plan assets is net of expected investment expenses and certain administrative expenses.
(2)	During the fourth quarter of each year, CTS reviews its actuarial assumptions in light of current economic factors to determine if the assumptions need to be adjusted.

The discount rate utilized to estimate CTS’ pension and postretirement obligations is based on market conditions at December 31, 2011, and is determined using a model consisting of high quality bond portfolios that match cash flows of the plans’ projected benefit payments based on the plan participants’ service to date and their expected future compensation. Use of the rate produced by this model generates a projected benefit obligation that equals the current market value of a portfolio of high quality bonds whose maturity dates match the timing and amount of expected future benefit payments.

The discount rate used to determine 2011 pension income and postretirement expense for CTS’ pension and postretirement plans is based on market conditions at December 31, 2010 and is the interest rate used to estimate interest incurred on the outstanding projected benefit obligations during the period.

CTS utilizes a building block approach in determining the long-term rate of return for plan assets. Historical markets are reviewed and long-term relationships between equities and fixed-income are preserved consistent with the generally accepted capital market principle that assets with higher volatility generate a greater return over the long term. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined. The long-term portfolio return is established via a building block approach with proper consideration of diversification and rebalancing. Peer data and historical returns are reviewed to ensure for reasonableness and appropriateness.

CTS´ pension plan asset allocation at December 31, 2011 and 2010, and target allocation for 2012 by asset category are as follows:

	Target Allocations	Percentage of Plan Assets at December 31,
Asset Category	2012	2011	2010

Equity securities (1)	75%	63%	67%
Debt securities	25%	31%	27%
Other	—	6%	6%

Total	100%	100%	100%

(1)	Equity securities include CTS common stock in the amounts of approximately $13.4 million (5% of total plan assets) at December 31, 2011 and approximately $16.1 million (6% of total plan assets) at December 31, 2010.

CTS employs a total return on investment approach whereby a mix of equities and fixed income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities and funded status. The investment portfolio primarily contains a diversified mix of equity and fixed-income investments. The equity investments are diversified across U.S. and non-U.S. stocks. Other assets such as private equity are used modestly to enhance long-term returns while improving portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and asset/liability studies at regular intervals.

The following table summarizes the fair values of CTS’ pension plan assets at December 31:

($ in thousands)	2011	2010

Equity securities — U.S. holdings	$134,054	$149,981
Equity securities — Non-U.S. holdings	28,166	36,604
Corporate Bonds	57,569	56,061
Debt securities issued by U.S., state and local governments	17,351	16,328
Cash and cash equivalents	11,806	10,019
Mortgage-backed securities	6,036	3,517
Partnerships	3,586	3,585
Fixed annuities	1,538	1,429

Total fair value of plan assets	$260,106	$277,524

The fair values at December 31, 2011 are classified within the following categories in the fair value hierarchy:

($ in thousands)	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities — U.S. holdings(1)	$134,054	$—	$—	$134,054
Equity securities — Non-U.S. holdings(1)	28,166	—	—	28,166
Corporate Bonds (2)	40,558	17,011	—	57,569
Debt securities issued by U.S., state and local governments (3)	—	17,351	—	17,351
Cash and cash equivalents (4)	11,806	—	—	11,806
Mortgage-backed securities (5)	—	6,036	—	6,036
Partnerships (6)	—	—	3,586	3,586
Fixed annuity contracts(7)	—	—	1,538	1,538

Total	$214,584	$40,398	$5,124	$260,106

The fair values at December 31, 2010 are classified within the following categories in the fair value hierarchy:

($ in thousands)	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities — U.S. holdings (1)	$149,981	$—	$—	$149,981
Equity securities — Non-U.S. holdings(1)	36,604	—	—	36,604
Corporate Bonds (2)	39,875	16,186	—	56,061
Debt securities issued by U.S., state and local governments (3)	—	16,328	—	16,328
Cash and cash equivalents (4)	10,019	—	—	10,019
Mortgage-backed securities (5)	—	3,517	—	3,517
Partnerships (6)	—	—	3,585	3,585
Fixed annuity contracts(7)	—	—	1,429	1,429

Total	$236,479	$36,031	$5,014	$277,524

(1)	Comprised of common stocks in various industries. The Pension Plan fund manager may shift investments from value to growth strategies or vice-versa, from small cap to large cap stocks or vice-versa, in order to meet the Pension Plan’s investment objectives, which are to provide for a reasonable amount of long-term growth of capital without undue exposure to volatility, and protect the assets from erosion of purchasing power.
(2)	Comprised of investment grade securities in various industries.
(3)	Comprised of investment grade securities that are backed by the U.S., state or local governments.
(4)	Comprised of investment grade short-term investment funds.
(5)	Comprised of investment grade securities in which approximately $4.4 million and $2.0 million is backed by the U.S. government for the years ended December 31, 2011 and December 31, 2010, respectively, and the remainder by commercial real estate.
(6)	Comprised of partnerships that invest in various U.S. industries.
(7)	Comprised of fixed annuity contracts purchased at market value when plan participants retire.

The Pension Plan assets recorded at fair value are measured and classified in a hierarchy for disclosure purposes consisting of three levels based on the observability of inputs available in the marketplace used to measure fair value as discussed below:

•

Level 1:    Fair value measurements that are quoted prices (unadjusted) in active markets that the pension plan trustees have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets.

•

Level 2:    Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. Level 2 inputs include quoted prices for similar assets in active or inactive markets, and inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves that are observable at commonly quoted intervals.

•	Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable.

The table below reconciles the Level 3 partnership assets within the fair value hierarchy:

($ in thousands)	Amount

Fair value of Level 3 partnership assets at January 1, 2010	$2,784
Capital contributions	493
Net ordinary loss attributable to partnership assets	(88)
Realized and unrealized gain	854
Capital distributions	(458)

Fair value of Level 3 partnership assets at December 31, 2010	3,585
Capital contributions	548
Net ordinary loss attributable to partnership assets	(13)
Realized and unrealized gain	1,206
Capital distributions	(1,740)

Fair value of Level 3 partnership assets at December 31, 2011	$3,586

The partnership fund manager uses a market approach in estimating the fair value of the plan’s Level 3 asset. The market approach estimates the fair value by first, determining the entity’s earnings before interest, taxes, depreciation and amortization and then multiplying that value by an estimated multiple. When establishing an appropriate multiple, the fund manager considers recent comparable private company transactions and multiples paid. The entity’s net debt is then subtracted from the calculated amount to arrive at an estimated fair value for the entity. The fund manager’s goal is to provide a conservative estimate of the fair value of such assets and to utilize conservative estimates of multiples used in establishing such fair values.

The fixed annuity contracts were purchased at market value when plan participants retire in order to provide these participants with the pension benefits under the rules of the pension plan. Once purchased, these annuities have no tradable value. Fair value has instead been assessed as the present value, using certain actuarial assumptions, of the stream of expected payments. Accordingly, these fixed annuities are classified as Level 3 under the fair value hierarchy.

The table below reconciles the Level 3 fixed annuity contracts within the fair value hierarchy:

($ in thousands)	Amount

Fair value of Level 3 fixed annuity contracts at January 1, 2010	$904
Purchases	508
Net gain	17

Fair value of Level 3 fixed annuity contracts at December 31, 2010	1,429
Purchases	196
Benefits paid	(104)
Net gain	17

Fair value of Level 3 fixed annuity contracts at December 31, 2011	$1,538

The expected contributions to be made by CTS to the Pension Plans and the other postretirement benefit plan during 2012 are $5.3 million and $0.4 million, respectively.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

($ in thousands)	Pension Plans	Other Postretirement Benefit Plan

2012	$18,109	$355
2013	16,382	364
2014	16,973	366
2015	16,629	365
2016	17,702	362
Thereafter	89,962	1,707

Defined Contribution Plans

CTS sponsors a 401(k) plan that covers substantially all of its U.S. employees. Contributions and costs are generally determined as a percentage of the covered employee’s annual salary. Amounts expensed for the 401(k) plan and the other plans totaled $4.5 million in 2011, $3.5 million in 2010, and $2.6 million in 2009.

Equity-Based Compensation	12 Months Ended
Dec. 31, 2011
Equity-Based Compensation [Abstract]
Equity-Based Compensation

NOTE I — Equity-Based Compensation

At December 31, 2011, CTS had five equity-based compensation plans: the 1996 Stock Option Plan (“1996 Plan”), the 2001 Stock Option Plan (“2001 Plan”), the Nonemployee Directors’ Stock Retirement Plan (“Directors’ Plan”), the 2004 Omnibus Long-Term Incentive Plan (“2004 Plan”), and the 2009 Omnibus Equity and Performance Incentive Plan (“2009 Plan”). All of these plans, except the Directors’ Plan, were approved by shareholders. As of December 31, 2009, additional grants can only be made under the 2004 and 2009 Plans. CTS believes that equity-based awards align the interest of employees with those of its shareholders.

The 2009 Plan, and previously the 1996 Plan, 2001 Plan and 2004 Plan, provide for grants of incentive stock options or nonqualified stock options to officers, key employees, and nonemployee members of CTS’ board of directors. In addition, the 2009 Plan and the 2004 Plan allow for grants of stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock awards.

The following table summarizes the compensation expense included in the Consolidated Statements of Earnings/(Loss) for the years ending December 31, 2011, 2010, and 2009 relating to equity-based compensation plans:

	Year ended December 31
($ in thousands)	2011	2010	2009

Stock options	$—	$3	$36
Restricted stock units	3,746	4,032	3,519

Total	$3,746	$4,035	$3,555

The total tax benefit related to the equity-based compensation plans recognized in income is approximately $1.5 million for the year ended December 31, 2011 and $1.6 and $1.4 million for the years ended December 31, 2010 and 2009, respectively.

The following table summarizes the plan status as of December 31, 2011:

	2009 Plan	2004 Plan	2001 Plan	1996 Plan

Awards originally available	3,400,000	6,500,000	2,000,000	1,200,000
Stock options outstanding	—	257,200	396,000	74,850
Restricted stock units outstanding	570,784	130,665	—	—
Options exercisable	—	257,200	396,000	74,850
Awards available for grant	2,484,314	268,500	—	—

Stock Options

Stock options are exercisable in cumulative annual installments over a maximum 10-year period, commencing at least one year from the date of grant. Stock options are generally granted with an exercise price equal to the market price of the Company’s stock on the date of grant. The stock options generally vest over four years and have a 10-year contractual life. The awards generally contain provisions to either accelerate vesting or allow vesting to continue on schedule upon retirement if certain service and age requirements are met. The awards also provide for accelerated vesting if there is a change in control event.

The Company estimated the fair value of the stock option on the grant date using the Black-Scholes option-pricing model and assumptions for expected price volatility, option term, risk-free interest rate, and dividend yield. Expected price volatilities were based on historical volatilities of the Company’s stock. The expected option term is derived from historical data on exercise behavior. The dividend yield was based on historical dividend payments. The risk-free rate for periods within the contractual life of the option was based on the U.S. Treasury yield curve in effect at the time of grant.

A summary of the status of stock options as of December 31, 2011, and changes during the year then ended, is presented below:

($ in thousands except per share amounts)	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding at January 1, 2011	1,093,063	$12.61
Exercised	(59,263)	$7.91
Expired	(305,750)	$19.14
Outstanding at December 31, 2011	728,050	$10.24	1.9 years	$281
Exercisable at December 31, 2011	728,050	$10.24	1.9 years	$281

The total intrinsic value of stock options exercised during the year ended December 31, 2011 was $0.2 million. The total intrinsic value of stock options exercised during the year ended December 31, 2010 was $0.03 million. No options were exercised during the year ended December 31, 2009. No stock options were granted during the years ended December 31, 2011, 2010 or 2009.

The total fair value of stock options vested during the years ended December 31, 2010, and 2009 was approximately $0.1 million, and $0.3 million, respectively. All stock options were vested at December 31, 2010. CTS recognized expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.

The following table summarizes information about stock options outstanding at December 31, 2011:

	Options Outstanding		Options Exercisable

Range of Exercise Prices	Number Outstanding at 12/31/11	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number Exercisable at 12/31/11	Weighted- Average Exercise Price

$ 7.70 - 11.11	615,250	1.73	$9.53	615,250	$9.53
13.68 - 16.24	112,800	3.50	14.15	112,800	14.15

Service-Based Restricted Stock Units

Service-based restricted stock units (“RSUs”) entitle the holder to receive one share of common stock for each unit when the unit vests. RSUs are issued to officers and key employees and non-employee directors as compensation. Generally, the RSUs vest over a three- to five-year period.

RSUs granted to non-employee directors vest one month after granted. Upon vesting, the non-employee directors elect to either receive the stock associated with the RSU immediately, or defer receipt of the stock until their retirement from the Board of Directors. The fair value of the RSUs is equivalent to the trading value of the Company’s stock on the grant date.

A summary of RSU activity as of December 31, 2011, and changes during the year then ended, is presented below:

($ in thousands except per share amounts)	Units	Weighted- Average Grant Date Fair Value	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding at January 1, 2011	807,601	$8.39
Granted	302,300	11.13
Converted	(300,138)	8.56
Forfeited	(108,314)	9.38

Outstanding at December 31, 2011	701,449	$9.35	7.9 years	$6,453

Convertible at December 31, 2011	184,055	$9.66	19.5 years	$1,693

The weighted-average grant-date fair value of RSUs granted during the years ended December 31, 2011, 2010, and 2009 was $11.13, $8.10, and $6.42, respectively. The total intrinsic value of RSUs converted during the years ended December 31, 2011 and 2010 was $3.1 million, respectively. The total intrinsic value of RSUs converted during the year ended December 31, 2009 was $1.5 million.

A summary of the nonvested RSUs as of December 31, 2011, and changes during the year then ended, is presented below:

	RSUs	Weighted- Average Grant Date Fair Value
Nonvested at January 1, 2011	664,146	$8.20
Granted	302,300	11.13
Vested	(340,738)	8.84
Forfeited	(108,314)	9.38

Nonvested at December 31, 2011	517,394	9.24

The total fair value of RSUs vested during the years ended December 31, 2011 and 2010 was approximately $3.0 million and $2.8 million, respectively. CTS recorded compensation expense of approximately $2.4 million, $2.8 million and $2.6 million related to service-based restricted stock units during the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, there was $1.7 million of unrecognized compensation cost related to RSUs. That cost is expected to be recognized over a weighted-average period of 1.3 years. CTS recognizes expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.

Performance-Based Restricted Stock Units

On February 6, 2007, CTS granted performance-based RSU awards for certain executives. Executives received a total of 17,100 units based on achievement of year-over-year sales growth and free cash flow performance goals for fiscal year 2007. These units cliff vested and converted one-for-one to CTS common stock on December 31, 2010.

On February 2, 2010, CTS granted performance-based RSU awards for certain executives. Vesting may occur in the range from zero percent to 200% of the target amount of 78,000 units in 2012 subject to certification of the 2011 fiscal year results by CTS’ independent auditors. Vesting is dependent upon CTS’ achievement of sales growth targets.

On February 3, 2011, CTS granted performance-based RSU awards for certain executives. Vesting may occur in the range from zero percent to 200% of the target amount of 53,200 units in 2013 subject to certification of the 2012 fiscal year results by CTS’ independent auditors. Vesting is dependent upon CTS’ achievement of sales growth targets.

CTS recorded compensation expense of approximately $391,000, $357,000 and $101,000 related to performance-based RSUs during the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 there was $337,000 of unrecognized compensation cost related to performance-based RSUs. That cost is expected to be recognized over a weighted-average period of one year.

Market-Based Restricted Stock Units

On July 2, 2007, CTS granted a market-based RSU award for an executive officer. An aggregate of 25,000 units may be earned in performance years ending in the following three consecutive years on the anniversary of the award date. Vesting may occur in the range from zero percent to 150% of the target award on the end date of each performance period and is tied exclusively to CTS total stockholder return relative to 32 enumerated peer group companies’ total stockholder return rates. The vesting rate will be determined using a matrix based on a percentile ranking of CTS total stockholder return with peer group total shareholder return over a three-year period. During the year ended December 31, 2010, 12,500 units was earned and awarded to the executive officer.

On February 4, 2009, CTS granted market-based RSU awards for certain executives and key employees. Vesting may occur in the range from zero percent to 200% of the target amount of 128,000 units in 2011. Vesting is dependent upon CTS total stockholder return relative to 28 enumerated peer group companies’ stockholder return rates. No awards were vested as the vesting criterion was not met.

On February 2, 2010, CTS granted market-based RSU awards for certain executives and key employees. Vesting may occur in the range from zero percent to 200% of the target amount of 117,000 units in 2012. Vesting is dependent upon CTS total stockholder return relative to 28 enumerated peer group companies’ stockholder return rates.

On February 3, 2011, CTS granted market-based RSU awards for certain executives and key employees. Vesting may occur in the range from zero percent to 200% of the target amount of 79,800 units in 2013. Vesting is dependent upon CTS total stockholder return relative to 28 enumerated peer group companies’ stockholder return rates.

CTS recorded compensation expense of approximately $952,000, $852,000 and $831,000 related to market-based RSUs during the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011 there was approximately $591,000 of unrecognized compensation cost related to market-based RSUs. That cost is expected to be recognized over a weighted average period of 1 year.

Stock Retirement Plan

The Directors’ Plan provided for a portion of the total compensation payable to nonemployee directors to be deferred and paid in CTS stock. The Directors’ Plan was frozen effective December 1, 2004. All future grants will be from the 2009 Plan.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE J — Income Taxes

Earnings/(loss) before income taxes consist of the following for the years ended December 31:

($ in thousands)	2011	2010	2009

Domestic	$3,559	$(1,742)	$(35,083)
Non-U.S.	22,778	29,768	14,669

Total	$26,337	$28,026	$(20,414)

Significant components of income tax provision/(benefit) are as follows for the years ended December 31:
($ in thousands)	2011	2010	2009

Current:
Federal	$247	$(367)	$343
State	385	307	218
Non-U.S.	3,572	3,471	7,088

Total Current	4,204	3,411	7,649

Deferred:
Federal	(119)	(266)	3,801
State	(558)	530	570
Non-U.S.	1,843	2,313	1,616

Total Deferred	1,166	2,577	5,987

Total provision for Income Taxes	$5,370	$5,988	$13,636

Significant components of the CTS’ deferred tax assets and liabilities at December 31 are:

($ in thousands)	2011	2010

Postretirement benefits	$2,093	$2,109
Inventory reserves	2,446	1,991
Loss carryforwards	52,588	56,199
Credit carryforwards	13,700	12,680
Nondeductible accruals	6,787	6,545
Research expenditures	23,702	20,245
Prepaid charges	4,431	3,576
Other	6,632	6,974

Gross deferred tax assets	112,379	110,319

Pensions	(1,558)	15,568
Depreciation	9,948	7,529
Unrealized foreign exchange gain	1,625	1,760
Other	993	874

Gross deferred tax liabilities	11,008	25,731

Net deferred tax assets	101,371	84,588
Deferred tax asset valuation allowance	(14,453)	(13,908)

Total net deferred tax assets	$86,918	$70,680

Current deferred tax assets of $14.7 million and $12.1 million are included as current assets in the Company’s consolidated balance sheets at December 31, 2011 and December 31, 2010, respectively. Long-term deferred tax assets of $76.2 million and $60.0 million are included as other assets in the Company’s consolidated balance sheets at December 31, 2011 and December 31, 2010, respectively.

Current deferred tax liability of $0.4 million is included as a component of “Other accrued liabilities” on the Company’s consolidated balance sheets at December 31, 2011. There was no current deferred tax liability at December 31, 2010. Long-term deferred tax liability of $3.6 million and $1.4 million are included as a component of “Other long-term obligations” on CTS’ consolidated balance sheets at December 31, 2011 and December 31, 2010, respectively. The long-term deferred tax assets and long-term deferred tax liabilities were not netted since these items relate to different tax jurisdictions.

At the end of each annual reporting period, the Company makes an assessment of the ultimate realizability of its net deferred tax assets, including deferred tax assets associated with accumulated net operating losses in the various jurisdictions in which it operates. In assessing the ultimate realizability of its net deferred tax assets, the Company considers its past performance, available tax strategies, and expected future taxable income during the tax loss and credit carryforward periods.

Generally, the Company assesses that it is more likely than not its net deferred tax assets will be realized during the available carryforward periods. The Company has determined, however, that a valuation allowance of $14.5 million should be provided for certain deferred tax assets. As of December 31, 2011, the $14.5 million valuation allowance includes $6.9 million for state net operating loss and credit carryforwards, $5.5 million in foreign tax credit carryforwards, and $2.1 million related to foreign net operating losses. The $0.6 million net increase in the valuation allowance was primarily due to adjustments related to the increase in state net operating loss and credit carryforwards.

The following table reconciles taxes at the United States statutory rate to the effective income tax rate for the years ended December 31:

	2011	2010	2009

Taxes at the U.S. statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	(0.43)%	1.94%	(2.51)%
Non-U.S. income taxed at rates different than the U.S. statutory rate	(9.22)%	(3.60)%	5.7%
Benefit of scheduled tax credits	(2.05)%	(1.02)%	0.86%
Goodwill impairment	—%	—%	(55.96)%
Cash repatriation	—%	—%	(44.47)%
Non-U.S. adjustments to valuation allowances	(0.48)%	(12.31)%	(8.14)%
Other	(2.43)%	1.36%	2.73%
Effective income tax rate	20.39%	21.37%	(66.79)%

CTS’ overall tax rate reflects tax holidays that CTS’ business operations continue to qualify for in various countries. As a result, certain earnings of CTS are subject to tax at reduced rates for a specified period of time. These tax holidays, unless extended, are scheduled to begin expiring during 2017.

At December 31, 2011, no provision had been made for U.S. federal and state income taxes on approximately $190 million of foreign earnings, which are expected to be permanently reinvested outside of the United States. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes (with a possible adjustment for foreign tax credits), state income taxes, and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. tax liability is not practical because of the complexities associated with the related calculation.

No valuation allowance was recorded in 2011 against the U.S. federal net deferred tax assets including the U.S. federal net operating loss carryforward asset of $39 million expiring in 2021 through 2024. The Company assessed the future realization of these deferred tax assets utilizing taxable income projections for years 2012 through 2020. Those projections applied taxable income estimates consistent with historical earnings patterns of its traditional automotive and electronic component product lines and a return to levels of profitability in its communication component product line consistent with management and independent consensus views of the moderate recovery expected in the markets served by CTS. Management believes that, based upon the historical operating performance of its business units and the successful cost reduction efforts, the Company more likely than not, will realize the benefits of its U.S. net deferred tax assets.

CTS recognizes the financial statement benefit of a tax position based on its technical merits only after determining that the position would be sustained upon examination, including resolution of any related appeals or litigation. A tax position that meets the “more likely than not” threshold is then measured to determine the amount of benefit recognized in the financial statements. The Company or one of its subsidiaries files income tax returns in the United States federal, various state, and foreign jurisdictions. The Company’s open tax years are subject to examination from 2006 through 2010 for all U.S. jurisdictions. The open years for the international tax returns range from 2004 through 2010 based on local statutes. U.S. tax authorities also have the ability to review prior tax years to the extent of net operating losses and tax credit carryforwards. Changes may be applied to any open tax years. CTS has approximately $5.3 million of unrecognized tax benefits, which if recognized, would impact the effective tax rate. The Company does not anticipate any significant changes in its unrecognized tax benefits within the next 12 months as a result of examinations or statute lapses. A reconciliation of the beginning and ending unrecognized tax benefits is provided below:

($ in thousands)	2011	2010

Balance at January 1	$4,586	$4,014
Increase related to current year tax positions	88	63
Increase related to prior year tax positions	838	724
Decrease as a result of lapse of statute of limitations	(65)	(184)
Decrease related to settlements with taxing authorities	(168)	(31)
Balance at December 31	$5,279	$4,586

CTS’ continuing practice is to recognize interest and/or penalties related to income tax matters as income tax expense. However, at the time of adoption and at the year ending December 31, 2011, there were no significant amounts accrued for interest and/or penalties related to uncertain income tax positions.

Treasury Stock	12 Months Ended
Dec. 31, 2011
Treasury Stock [Abstract]
Treasury Stock

NOTE K — Treasury Stock

Common stock held in treasury totaled 20,724,106 shares with a cost of $300.6 million at December 31, 2011 and 20,320,759 shares with a cost of $297.0 million at December 31, 2010. Approximately 6.9 million shares are available for future issuances.

In May 2008, CTS’ Board of Directors authorized a program to repurchase up to one million shares of its common stock in the open market at a maximum price of $13 per share. The authorization has no expiration. Reacquired shares will be used to support equity-based compensation programs and for other corporate purposes. During 2011, 403,347 shares were repurchased at a cost of approximately $3.6 million or $8.86 per share, under this program. No shares were repurchased under this program in 2010.

Segments	12 Months Ended
Dec. 31, 2011
Segments [Abstract]
Segments

NOTE L — Segments

CTS reportable segments are grouped by entities that exhibit similar economic characteristics. The segment’s reporting results are regularly reviewed by CTS’ chief operating decision maker to make decisions about resources to be allocated to these segments and to evaluate the segment’s performance. CTS has two reportable segments: 1) Components and Sensors and 2) Electronics Manufacturing Services (“EMS”).

Components and sensors are products which perform specific electronic functions for a given product family and are intended for use in customer assemblies. Components and sensors consist principally of automotive sensors and actuators used in commercial or consumer vehicles; electronic components used in communications infrastructure and computer markets; terminators, including ClearONE™ terminators, used in computer and other high speed applications, switches, resistor networks and potentiometers used to serve multiple markets; and fabricated piezo-electric materials and substrates used primarily in medical, computer and industrial markets.

EMS includes the higher level assembly of electronic and mechanical components into a finished subassembly or assembly performed under a contract manufacturing agreement with an OEM or other contract manufacturer. Additionally, for some customers, CTS provides full turnkey manufacturing and completion including design, bill-of-material management, logistics, and repair.

The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. Management evaluates performance based upon segment operating earnings before interest expense, interest income, non-operating income/(expense), and income tax expense.

In the third quarter of 2011, CTS expanded the presentation of segment operating earnings to currently include both segment operating earnings before corporate and shared services charges and segment operating earnings after corporate and shared services charges as shown in the table below. These charges primarily include Company headquarters’ support services such as information technology, accounting, treasury, legal and other support services which are not part of any business segment. Prior to this change, these charges were included within these operating segments. This presentation reflects the current fact that CTS’ chief operating decision-maker excludes these charges from the review of the results of the operating segments for purposes of measuring segment profitability and allocating resources. Results from prior periods here are presented on the same basis.

Summarized financial information concerning CTS’ reportable segments for the years ended December 31, 2011, 2010, and 2009 is shown in the following table:

($ in thousands)	Components and Sensors	EMS	Total
2011
Net sales to external customers	$279,857	308,649	588,506
Segment operating earnings before corporate and shared services charges	$36,595	$13,682	$50,277
Corporate and shared services charges	(15,239)	(6,660)	(21,899)
Segment operating earnings(1)	$21,356	$7,022	$28,378
Total assets	$329,624	$151,191	$480,815
Depreciation and amortization	12,077	5,471	17,548
Capital expenditures	9,919	5,655	15,574
Capital expenditure to replace property damaged in casualties	—	4,733	4,733

2010
Net sales to external customers	$282,860	269,781	552,641
Segment operating earnings before corporate and shared services charges	$48,014	5,929	53,943
Corporate and shared services charges	(16,661)	(7,742)	(24,403)
Segment operating (loss)/earnings	$31,353	(1,813)	29,540
Total assets	$335,719	146,865	482,584
Depreciation and amortization	$11,633	$5,932	$17,565
Capital expenditures	$11,091	$2,180	$13,271

2009
Net sales to external customers	$213,184	285,798	498,982
Segment operating earnings before corporate and shared services charges	$24,314	15,319	39,633
Corporate and shared services charges	(14,019)	(8,047)	(22,066)
Segment operating earnings	$10,295	7,272	17,567
Total assets	$295,132	112,525	407,657
Depreciation and amortization	$12,744	$6,787	$19,531
Capital expenditures	$5,081	$1,456	$6,537

(1)	EMS segment’s operating earnings of $7,022 include $6,067 of insurance recovery for property damage related to the fire at CTS Scotland’s manufacturing facility.

Reconciling information between reportable segments’ operating earnings and CTS’ consolidated earnings before income taxes is shown in the following table:

	Year ended December 31,
($ in thousands)	2011	2010	2009
Total segment operating earnings	$28,378	$29,540	$17,567
Restructuring and restructuring-related charges — Components and Sensors	(2,649)	(1,010)	(2,096)
Restructuring and restructuring-related charges — EMS	(489)	(687)	(147)
Goodwill impairment — Components and Sensors	—	—	(2,373)
Goodwill impairment — EMS	—	—	(30,780)
Interest expense	(2,119)	(1,074)	(1,878)
Interest income	1,257	385	156
Other income/(expense)	1,959	872	(863)

Earnings before income taxes	$26,337	$28,026	$(20,414)

Financial information relating to CTS’ operations by geographic area was as follows:

	Year ended December 31,
($ in thousands)	2011	2010	2009
Net Sales
United States	$367,971	$310,569	$274,398
Singapore	15,195	19,365	51,863
United Kingdom	43,688	38,707	32,268
China	79,663	86,487	67,994
Canada	34,094	45,097	31,117
Czech Republic	26,014	28,743	28,193
Other non-U.S.	21,881	23,673	13,149

Consolidated net sales	$588,506	$552,641	$498,982

Sales are attributed to countries based upon the origin of the sale.

	Year ended December 31,
($ in thousands)	2011	2010	2009
Long-Lived Assets
United States	$30,363	$28,838	$26,903
China	34,904	34,832	32,441
United Kingdom	7,153	5,028	6,250
Singapore	3,877	3,630	4,523
Canada	605	948	1,914
Taiwan	2,105	2,339	5,588
Thailand	3,625	2,219	3,038
Switzerland	1,721	—	—
Other non-U.S	507	379	463

Consolidated long-lived assets	$84,860	$78,213	$81,120

Contingencies	12 Months Ended
Dec. 31, 2011
Contingencies [Abstract]
Contingencies

NOTE M — Contingencies

Certain processes in the manufacture of CTS’ current and past products create hazardous waste by-products as currently defined by federal and state laws and regulations. CTS has been notified by the U.S. Environmental Protection Agency, state environmental agencies and, in some cases, generator groups, that it is or may be a potentially responsible party regarding hazardous waste remediation at several non-CTS sites. In addition to these non-CTS sites, CTS has an ongoing practice of providing reserves for probable remediation activities at certain of its manufacturing locations and for claims and proceedings against CTS with respect to other environmental matters. In the opinion of management, based upon presently available information relating to all such matters, either adequate provision for probable costs has been made, or the ultimate costs resulting will not materially affect the consolidated financial position, results of operations, or cash flows of CTS.

CTS manufactures accelerator pedals for a number of automobile manufacturers, including subsidiaries of Toyota Motor Corporation (“Toyota”). In January 2010, Toyota initiated a recall of a substantial number of vehicles in North America containing pedals manufactured by CTS. The pedal recall and associated events have led to the Company being named as a co-defendant with Toyota in certain litigation. In February 2010, CTS entered into an agreement with Toyota whereby Toyota agreed that it will indemnify, defend, and hold the Company harmless from, and the parties will cooperate in the defense of, third-party civil claims and actions that are filed or asserted in the United States or Canada and that arise from or relate to alleged incidents of unintended acceleration of Toyota and Lexus vehicles. The limited exceptions to indemnification restrict CTS’ share of any liability to amounts collectable from its insurers.

Certain other claims are pending against CTS with respect to matters arising out of the ordinary conduct of the Company’s business. For all other claims, in the opinion of management, based upon presently available information, either adequate provision for anticipated costs has been accrued or the ultimate anticipated costs will not materially affect CTS’ consolidated financial position, results of operations, or cash flows.

Scotland EMS Manufacturing Facility Fire

During the second quarter of 2011, a fire occurred at the Company’s Scotland EMS manufacturing facility. The fire damaged approximately $1.6 million of inventory and $0.2 million of machinery and equipment at net book value. Property insurance coverage with a $100,000 deductible covered the costs of repairing and/or replacing the damaged inventory and machinery and equipment. Business interruption insurance covered the lost sales impact and related fixed costs. Consequently, as of December 31, 2011, CTS wrote-off approximately $0.2 million of net book value of machinery and equipment and $1.6 million of inventory; and recorded $3.1 million of other recoverable costs and $0.5 million of recoverable building restoration costs as a receivable which was substantially settled in 2011. The total fire-related other receivable was approximately $0.1 million as of December 31, 2011 and was included in Other Current Assets in CTS’ Consolidated Balance Sheets.

As a result of the insurance coverage, CTS recovered approximately $11.7 million from the Company’s insurance carriers. Out of the $11.7 million recovered, approximately $3.1 million was for business interruption and the remaining $8.6 million was for the replacement of damaged property. CTS recorded a recovery of approximately $2.7 million for business interruption and a recovery of $6.1 million for property damage in CTS’ Consolidated Statements of Earnings/(Loss) for the year ended December 31, 2011.

Thailand EMS Manufacturing Facility Flood

During the fourth quarter of 2011, CTS’ Thailand EMS manufacturing facility was flooded. Based on preliminary estimates, the flood damaged approximately $0.5 million of inventory and $0.5 million of fixed assets at net book value. The Company also incurred approximately $2.5 million of fixed costs at this facility. Local property insurance coverage covered the costs of repairing and/or replacing the damaged inventory and machinery and equipment. CTS also has business interruption insurance under the local policy that covered the lost sales impact and fixed costs. The maximum amount covered under the local insurance policy is approximately $2.4 million. CTS also has a secondary global insurance policy that will cover costs not covered by the local policy for up to approximately $25 million with a deductible of $250,000.

The insurance carrier for the local policy has indicated that the company will reimburse the Company for the maximum amount of approximately $2.4 million. Consequently, the Company wrote off $0.5 million of inventory and $0.5 million of fixed assets to an insurance receivable and recorded a business interruption receivable of $1.4 million for fixed costs incurred. The remaining $1.1 million of fixed costs was recorded as a charge to cost of goods sold in the Consolidated Statements of Earnings/(Loss) for the year ended December 31, 2011.

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

NOTE N — Leases

CTS incurred rent expense of approximately $7.0 in 2011, $6.9 million in 2010, and $7.5 million in 2009. The future minimum lease payments under the Company’s lease agreements are $6.4 million in 2012, $5.4 million in 2013, $3.7 million in 2014, $2.8 million in 2015, $1.5 million in 2016, and $4.0 million thereafter. Future sub-lease income is $0.3 million in 2012 and $0.1 million in 2013. Some of CTS’ operating leases include renewal options and escalation clauses.

Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
Restructuring Charges

NOTE O — Restructuring Charges

In March 2009, CTS initiated certain restructuring actions to reorganize certain operations to further improve its cost structure. These actions resulted in the elimination of approximately 268 positions and were completed in the first quarter of 2009.

The following table displays the planned restructuring and restructuring-related charges associated with the realignment, as well as a summary of the actual costs incurred through December 31, 2009:

($ in millions) March 2009 Plan	Planned Costs	Actual Incurred Through December 31, 2009
Workforce reduction	$1.9	$2.1
Asset impairments	—	0.1

Total restructuring charge	$1.9	$2.2

Of the restructuring and impairment costs incurred, $2.1 million relates to the Components and Sensors segment and $0.1 million relates to the EMS segment. Restructuring charges are reported on a separate line on the Consolidated Statements of Earnings/(Loss) and the restructuring-related costs are included in cost of goods sold.

The following table displays the restructuring reserve activity related to the realignment for the period ended December 31, 2009:

($ in millions) March 2009 Plan
Restructuring liability at January 1, 2009	$—
Restructuring and restructuring-related charges, excluding asset impairments and write-offs	2.1

Cost paid	(2.1)

Restructuring liability at December 31, 2009	$—

In December 2010, CTS implemented a restructuring plan to realign and consolidate certain operations for the purpose of improving its cost structure. The implementation of this plan resulted in the elimination of approximately 80 positions and the write-off of certain inventory and long-lived assets during the fourth quarter of 2010. The implementation was substantially completed by the end of December 2010.

The following table displays the planned restructuring and restructuring-related charges associated with the restructuring plan as well as a summary of the actual costs incurred through December 31, 2010:

($ in millions) December 2010 Plan	Planned Costs	Actual Incurred Through December 31, 2010

Workforce reduction	$1.3	$1.3
Asset impairments	0.3	0.1

Restructuring charge	1.6	1.4

Other costs	0.3	0.3

Restructuring-related costs	0.3	0.3

Total restructuring and restructuring-related costs	$1.9	$1.7

Of the $1.9 million planned restructuring costs, $1.1 million relates to the Components and Sensors segment and $0.8 million relates to EMS. Of the restructuring and restructuring-related costs incurred, $1.0 million relates to the Components and Sensors segment and $0.7 million relates to the EMS segment. Restructuring charges are reported on a separate line on the Consolidated Statements of Earnings/(Loss) and the restructuring-related costs are included in cost of goods sold.

The following table displays the restructuring reserve activity related to the implementation of this restructuring plan:

($ in millions) December 2010 Plan
Restructuring liability at January 1, 2010	$—
Restructuring and restructuring-related charges, excluding asset impairments and write-offs	1.3

Cost paid	(1.3)
Restructuring liability at December 31, 2011	$—

During April 2011, CTS initiated restructuring actions to reorganize certain operations to further improve its cost structure. These actions resulted in the elimination of approximately 30 positions. The following table displays the planned restructuring and restructuring-related charges with the realignment, as well as a summary of the actual costs incurred through December 31, 2011:

($ in millions) April 2011 Plan	Planned Costs	Actual incurred through December 31, 2011

Workforce reduction	$0.8	$0.7

Total restructuring charge	$0.8	$0.7

Of the restructuring charges incurred, $0.5 million relates to the Components and Sensors segment and $0.2 million relates to the EMS segment. Restructuring charges are reported on a separate line on the Consolidated Statements of Earnings/(Loss).

The following table displays the restructuring reserve activity related to the realignment for the period ended December 31, 2011:

($ in millions) April 2011 Plan

Restructuring liability at January 1, 2011	$—
Restructuring charges	0.7

Cost paid	(0.7)
Restructuring liability at December 31, 2011	$—

In October 2011, CTS announced plans to realign certain manufacturing operations and eliminate approximately 100 net positions during the fourth quarter of 2011. As of December 31, 2011, the realignment plans were substantially complete.

The following table displays the planned restructuring and restructuring-related charges associated with the realignment, as well as a summary of the actual costs incurred through December 31, 2011:

($ in millions) October 2011 Plan	Planned Costs	Actual Incurred Through December 31, 2011
Workforce reduction	$2.2	$2.2
Restructuring charge	2.2	2.2
Equipment relocation	0.2	0.2
Restructuring-related costs	0.2	0.2
Total restructuring and restructuring-related costs	$2.4	$2.4

Of the restructuring and restructuring-related costs incurred, $2.1 million relates to the Components and Sensors segment and $0.3 million relates to the EMS segment. Restructuring charges are reported on a separate line on the Consolidated Statements of Earnings/(Loss) and the restructuring-related costs are included in cost of goods sold. Restructuring actions were substantially completed at December 31, 2011.

The following table displays the restructuring reserve activity related to the realignment for the period ended December 31, 2011:

($ in millions) October 2011 Plan

Restructuring liability at January 1, 2011	$—
Restructuring and restructuring-related charges	2.2
Cost paid	(1.0)
Restructuring liability at December 31, 2011	$1.2

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

NOTE P — Subsequent Events

As discussed in Note B, “Acquisitions,” CTS acquired 100% of the common stock of Valpey-Fisher, a publicly held company located in Hopkinton, Massachusetts in January 2012 for cash of approximately $18.3 million. Valpey-Fisher is a recognized technology leader in the design and manufacture of precision frequency crystal oscillators. This acquisition will expand CTS’ technology, and bring strong engineering capabilities and management leadership to support the Company’s strategic initiatives in CTS’ Component and Sensors’ segment.

On January 10, 2012, CTS entered into an amendment to its unsecured revolving credit agreement. This amendment provided for an increase in CTS’ borrowing capacity and is further discussed in Note G, “Debt.”

Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Data

NOTE Q — Quarterly Financial Data

Quarterly Results of Operations

(Unaudited)

($ in thousands)	Net Sales	Gross Margins	Operating Earnings	Net Earnings	Earnings per Share - Basic	Earnings per Share - Diluted
2011
4th quarter	$143,999	$25,838	$7,200	$5,856	$0.17	$0.16
3rd quarter	146,070	27,460	7,754	5,863	0.17	0.17
2nd quarter	146,919	27,391	4,527	4,132	0.12	0.12
1st quarter	151,518	29,160	5,759	5,116	0.15	0.15
2010
4th quarter	$145,025	$29,122	$5,984	$4,800	$0.15	$0.13
3rd quarter	139,362	29,969	7,771	6,915	0.20	0.20
2nd quarter	138,851	30,340	7,741	5,892	0.17	0.17
1st quarter	129,403	30,479	6,347	4,431	0.13	0.13

Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
VALUATION AND QUALIFYING ACCOUNTS[abstract="Valuation And Qualifying Accounts" [Abstract]
VALUATION AND QUALIFYING ACCOUNTS[abstract="Valuation And Qualifying Accounts"

CTS CORPORATION

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS

		Additions
	Balance at Beginning of Period	Charged/ (Credit) to Expense	Charged to Other Accounts	Deductions	Balance at End of Period
	(In thousands of dollars)
Year ended December 31, 2011
Allowance for doubtful accounts	$1,269	$(52)	$—	$(117)	$1,100
Inventory reserve provision	$6,565	$4,311	$—	$(3,030)	$7,846
Year ended December 31, 2010:
Allowance for doubtful accounts	$2,119	$(733)	$—	$(117)	$1,269
Inventory reserve provision	$6,951	$2,661	$—	$(3,047)	$6,565
Year ended December 31, 2009
Allowance for doubtful accounts	$2,165	$222	$—	$(268)	$2,119
Inventory reserve provision	$6,781	$1,752	$—	$(1,582)	$6,951